GREENSPRING FUND,
                                 INCORPORATED

                                    <LOGO>



                             THIRD QUARTER REPORT

                              SEPTEMBER 30, 1999





                  This report is authorized for distribution
                   only to shareholders who have received a copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.






                                         October 1999




Dear Shareholders:

As this letter is being written, the stock market is in the throes of a correction. Major market averages, such as the Dow Jones Industrial Average and the Standard & Poor's 500, have declined 10% or more from their recent peaks. On both the New York Stock Exchange and the NASDAQ market, the majority of stocks now show negative performance for the year. The correction has battered and bruised many investors, including large cap and small cap, value and growth-oriented investors. Well-known and widely owned stocks such as Coca-Cola, AT&T, Gillette, Hershey Foods, and Hewlett-Packard have declined 25% or more from their highs. Many other excellent companies have also come down in price significantly.

During this recent decline, the Greenspring Fund has held up better than most of the averages, as it typically has during past market corrections in our 16-year history. This strong relative performance, coming on the heels of strong absolute performance with substantial gains during the previous quarter, is further indication that the Fund is back on track from the disappointing period experienced during the second half of 1998 and early 1999.

A major reason the Greenspring Fund has fared better than most during this difficult period for investors is the success of many of our fixed-income investments (bonds). This success is especially noteworthy because 1999 has been a very difficult year for most fixed-income investors. For example, the 30-year U.S. Government bond is down more than 10% so far this year on a total return basis. Special situation bonds have always been an important part of Greenspring Fund's investment success. The ability of these bonds to provide stability to the Fund during uncertain times is one of their strengths.
An attractive characteristic about "undervalued" bonds is that, even if they stay unappreciated and unnoticed by the investment community, at some point they will mature or be redeemed by the issuing company, and the bondholder will have achieved his expected gain. This is in contrast to purchasing an undervalued stock which, even if it has excellent fundamentals, may stay undervalued for a long time and not make money for an investor if too few other investors share tht same sense of value.
                                    1

In particular, convertible bonds have been very strong performers for the Greenspring Fund so far this year. Convertible bonds ("converts") are bonds that the holder, at his option, may convert into common stock of the issuing company, at a fixed ratio. The converts we have purchased share many of the following characteristics: (1) Due to a decline in the stock price of the issuing company, the value of the convertible bond that is derived from the ability to convert the bond into common stock is no longer the main reason for owning the bond. This disconnect with the underlying common stock is sometimes referred to as the convert being "busted." (2) The yield-to-maturity on the bond is higher than that available on other bonds with similar credit ratings, and is often even higher than other bonds issued by the same company. (3) The convertible bond has a relatively short maturity, usually within the next 3 - 4 years, meaning that the investment will not subject the portfolio to significant interest rate-driven volatility.

The market's inefficiency with regard to converts of this type is due to several market dynamics. If a company disappoints the investment community and its common stock decreases in value, the convertible bond will also decline. With many of the converts we have purchased, the issuing company had been a fast growing company that has recently suffered growing pains.
The resulting decline in the company's share price is often a sharp and dramatic one. Holders of the convertible bonds at that point can be classified into two groups: (1) investors who had purchased the converts because they were bullish on a company's prospects and decided to purchase the convert as a way of receiving a higher current income than would be received by buying the common stock (although sacrificing some of the upside potential of the common stock), and (2) convertible arbitrageurs whose investment strategy is to buy the convertible bonds, while simultaneously shorting common stock against their position, thus attempting to "lock-in" a spread-- a strategy that works better if the common stock declines. Once the common stock declines, both classes of holders often become sellers of their converts, but for different reasons. The traditional buyer of the converts may have grown disenchanted with the company's prospects or, even if he still likes the prospects, realizes that the convertible bond no longer has significant value if converted into the fixed ratio of common shares
(which does not change). The convertible arbitrageur, often sensing that the next move in the common stock may be up, will reverse his position, buying back the common stock that he has sold short, while at the same time selling the convertible bonds. Consequently, in these situations there is quite a bit of selling pressure on the converts, which frequently pushes the price down to very attractive levels.

In the investment world, inefficiency is another word for opportunity, and recently there have been plenty of opportunities in this sector. A strong attraction of these holdings is that there are several ways to make money in them. Usually, the worst case is that the holder will receive an attractive total return on the bonds if held to maturity. As mentioned earlier, this return is often significantly better than other bonds of companies with similar credit profiles. Alternatively, the underlying common stock
                                    2

significantly, thus making the convertible bond's conversion feature worth enough to lift the price of the convert along with the common stock. Furthermore, many convertible bonds have "change-of-control puts" -- features that allow holders of the converts to force the company to repurchase their bonds, usually at par, in the event of a takeover of the issuing company. Such an event can result in a windfall to bondholders, such as in the case of Data Processing Resources' convertible bonds, a holding in the Greenspring Fund earlier in the year, when the bonds went from the low $70's to near par ($100) after it was announced that the company was to be sold to Compuware.

During the last several weeks, we have raised the cash levels in the Fund by reducing the common stock holdings. With the recent rise in interest rates and the jitters caused by memories of the difficult Octobers of the past, as well as some nervousness concerning fund flows related to investors' actions prior to "Y2K", we thought it prudent to build our cash reserves so that we may be in a better position to take advantage of future buying opportunities.

Two investment themes that we discussed in a prior quarterly letter were information technology companies and natural gas transmission companies. As far as information technology services are concerned, we remain very optimistic about the long-range prospects for these companies. We have increasingly focused our research efforts on vertically integrated companies that specialize in individual industry sectors. The uncertainty regarding the timing of the rebound in the general IT services companies has increased and, consequently, we have temporarily exited some of them, but with the intention of returning when their near-term prospects appear more clear. However, we continue to comfortably hold the convertible bonds of Metamor Worldwide and Personnel Group of America, both of which have excellent yields and strong balance sheets.

The natural gas distribution companies are also still of great interest to us. After being strong performers during the spring and summer months, their stock prices have slipped recently. The fundamentals remain solid in this area and we anticipate that we will continue to build our exposure to these stocks. Additionally, the stability of their utility-like operations and strong dividends have helped these stocks perform very well during past periods of stock market difficulties. The industry consolidation that was prevalent earlier in the year has slowed, but we expect mergers to pick up again during the coming months. In fact, subsequent to the end of the quarter, MCN Energy, a natural gas distributor in Michigan whose shares we have been purchasing recently, announced that it will be acquired by DTE Energy at a premium of more than 60% over its previous day's close.

The investment performances of the NASDAQ and other major market averages have been held up by the astounding returns of a handful of stocks, many of which are Internet-related companies that continue to defy the laws of gravity. We caution all of our shareholders against getting caught up in
                                    3

what we believe is a very dangerous speculative bubble. Such investments, though surprisingly successful in some cases, are more akin to winning at the slot machines because the house is temporarily giving away free tokens. Even Steve Ballmer, the President of Microsoft, recently stated that he believed that technology stocks were absurdly overvalued. In our opinion, it is just a matter of time before many of these stocks come crashing down to more realistic levels.

We feel that the Greenspring Fund is well positioned for the next several months. We continue to hold many companies whose stocks have declined in this correction, although their finances and business prospects are extremely strong. Our research staff is also monitoring many other high quality companies that may become available at attractive prices before this market correction ends. As we highlighted at the beginning of the letter, many high quality companies have come down sharply in value, and have stayed down, unlike in the recent past when they tended to bounce right back. We believe this could lay the groundwork for buying some quality companies that usually sell at market premiums at more reasonable prices. With higher cash levels and a large number of fixed income investments that can be sold to raise additional cash, we are prepared to take advantage of opportunities as they arise. In the meantime, our special situation bonds are continuing to provide stability and attractive total returns to the Greenspring Fund. We expect to continue to withstand this current market turmoil better than most and remain poised to take advantage of impending opportunities.



                                         Respectfully,

                                         /s/Charles vK. Carlson
                                        	Charles vK. Carlson
                                         President

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                          SEPTEMBER 30, 1999


COMMON STOCKS (40.82%)

   Shares                                                      Value

                 Banks - Regional (3.09%)

   10,000        Bank United Corp.                        $    323,750
   10,000        Mercantile Bankshares Corp.                   309,375
   22,076        SunTrust Banks, Inc.                        1,451,497
                                                          ------------
                                                             2,084,622

                 Business and Public Services (2.63%)

   41,400       *Barnett Inc.                                  380,362
   12,000       *GP Strategies Corp.                           135,000
  409,500       *NovaCare Employee Services                    998,156
   19,600       *Waste Industries, Inc.                        260,925
                                                          ------------
                                                             1,774,443

                 Energy (2.40%)

    5,800        Anadarko Petroleum Corp.                      177,263
    8,400        Apache Corp.                                  362,775
    5,400        Burlington Resources, Inc.                    198,450
    5,300        Mitchell Energy Class A                       129,519
    9,700        Mitchell Energy Class B                       227,950
    9,730        Penn Virginia Corp.                           201,897
   20,000        Union Pacific Resources Group, Inc.           321,250
                                                          ------------
                                                             1,619,104

                 Financial Services (5.71%)

  124,500        AMRESCO Capital Trust                       1,089,375
  174,450        Imperial Credit Commercial Mortgage         1,918,950
   75,925        Resource Asset Investment Trust               844,666
                                                          ------------
                                                             3,852,991

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                          SEPTEMBER 30, 1999


COMMON STOCKS (CON'T)

   Shares                                                      Value

                 Gold and Silver Mining (.71%)

   10,000        Newmont Mining Corp.                     $    258,750
   15,000        Placer Dome Inc.                              223,125
                                                          ------------
                                                               481,875

                 Industrial Gases (.05%)

    8,500       *Valley National Gases                          31,875
                                                          ------------
                                                                31,875

                 Information Technology Services (2.08%)

   38,800       *Modis Professional Services Inc.              514,100
    7,500       *Policy Management Systems                     237,188
   14,000        Shared Medical Systems                        654,500
                                                          ------------
                                                             1,405,788

                 Insurance (6.82%)

   55,000        PartnerRe, Ltd.                             1,911,250
   44,900        Reliastar Financial Corp.                   1,492,925
   40,700        UnumProvident Corp.                         1,198,106
                                                          ------------
                                                             4,602,281

                 Leisure and Entertainment (1.82%)

   27,000        The Seagram Company Ltd.                    1,228,500
                                                          ------------
                                                             1,228,500

                    GREENSPRING FUND, INCORPORATED
	                      PORTFOLIO OF INVESTMENTS
	                         SEPTEMBER 30, 1999


COMMON STOCKS (CON'T)

   Shares                                                      Value

                 Manufacturing (1.01%)

   27,275        Woodward Governor Company                $    680,170
                                                          ------------
                                                               680,170

                 Multi-Industry (3.90%)

  126,925        U.S. Industries, Inc.                       1,999,069
   46,750       *Walter Industries                             631,125
                                                          ------------
                                                             2,630,194

                 Natural Gas Transmission/
                 Distribution (2.85%)

    1,800        Chesapeake Utilities                           31,050
   17,000        Columbia Energy Group                         941,375
    5,000        CTG Resources                                 176,875
   20,500        MCN Energy Group                              352,344
    8,800        NUI Corp.                                     217,800
    6,800        Piedmont Natural Gas                          206,125
                                                          ------------
                                                             1,925,569

                 Office Products (1.90%)

   36,400        Standard Register Company                     855,400
   20,000        United Stationers Inc.                        426,250
                                                          ------------
                                                             1,281,650

                 Retail - Specialty (2.13%)

   28,500       *Payless ShoeSource                          1,439,250
                                                          ------------
                                                             1,439,250

                    GREENSPRING FUND, INCORPORATED
	                      PORTFOLIO OF INVESTMENTS
	                         SEPTEMBER 30, 1999


COMMON STOCKS (CON'T)

   Shares                                                      Value

                 Savings Institutions (2.57%)

   15,000        BostonFed Bancorp, Inc.                  $    225,000
   45,000        Dime Bancorp, Inc.                            787,500
   12,500        Green Street Financial                        185,156
   30,000       *ITLA Capital Corp.                            442,500
    4,500        PFF Bancorp, Inc.                              92,812
                                                          ------------
                                                             1,732,968

                 Utilities - Electric and Gas (1.15%)

   11,000        Carolina Power & Light                        389,125
   13,700        Constellation Energy Group                    385,313
                                                          ------------
                                                               774,438
                                                          ------------

                 Total Common Stocks (Cost $24,244,453)     27,545,718
                                                          ============


PREFERRED STOCK (4.82%)

  233,229        Prime Retail, Inc., 8.50% Pfd. B            3,250,629
                                                          ------------

                 Total Pfd. Stock (Cost $4,215,953)          3,250,629
                                                          ============

                    GREENSPRING FUND, INCORPORATED
	                      PORTFOLIO OF INVESTMENTS
	                         SEPTEMBER 30, 1999


BONDS (39.49%)

  Principal
   Amount                                                      Value

                 Convertible Bonds (25.50%)

$  500,000       Cellstar Corp., 5.00%, 10/15/02          $    360,000
 1,268,000       Center Trust Inc., 7.50%, 1/15/01           1,211,732
 3,845,000       Corporate Express, Inc., 4.50%, 7/1/00      3,784,922
 1,050,000       Dura Pharmaceuticals, 3.50%, 7/15/02          815,063
 1,000,000       HEALTHSOUTH Corp., 3.25%, 4/1/03              775,625
 1,500,000       Kellstrom Industries, 5.50%, 6/15/03        1,057,500
 1,440,000       Kellstrom Industries, 5.75%, 10/15/02       1,051,200
 2,000,000       Metamor Worldwide, 2.94%, 8/15/04           1,360,834
 4,562,000       NovaCare, 5.50%, 1/15/00                    4,151,420
   500,000       Personnel Group of America,
                 5.75%, 7/1/04                                 358,750
   900,000       Quintiles Transnational, 4.25%, 5/31/00       870,469
 1,590,000       Waste Management, 4.00%, 2/1/02             1,415,100
                                                          ------------
                                                            17,212,615

                 Non-Convertible Bonds (13.99%)

   500,000       American Telecasting, 0.00%, 8/15/05          504,375
 2,445,000       Bay View Capital Corp., 9.125%, 8/15/07     2,224,950
   955,000       Homeland Stores, 10.00%, 8/1/03               752,063
 1,917,000       Host Marriott Travel Plaza,
                 9.50%, 5/15/05                              1,969,717
 2,400,000       Sprint Spectrum, 11.00%, 8/15/06            2,682,000
 1,380,000       Woolworth Corporation, 7.00%, 6/1/00        1,306,688
                                                          ------------
                                                             9,439,793
                                                          ------------

                 Total Bonds (Cost $26,869,100)             26,652,408
                                                          ============


COMPANIES IN LIQUIDATION (5.37%)

   581,450     *!Hi Shear Industries, Inc.                   1,499,036
   300,700      *Chastain Capital Corp.                      2,095,518
 2,900,000     $*Lomas Mortgage USA, Class 3 Claim              33,640
                                                          ------------

                 Total Companies in Liquidation
                      (Cost $2,945,197)                      3,628,194
                                                          ============
                                    9

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
	                         SEPTEMBER 30, 1999


SHORT-TERM INVESTMENTS (6.57%)

 Principal
   Amount                                                      Value

                 Commercial Paper (2.22%)

$1,500,000       General Electric Capital Services,
                 5.31%, 10/15/99                          $  1,500,000
                                                          ------------
                                                             1,500,000

                 Other Short-term Investments (4.35%)

 2,933,141       Temporary Investment Fund, Inc.             2,933,141
                                                          ------------
                                                             2,933,141
                                                          ------------

                 Total Short-Term Investments
                       (Cost $4,433,141)                     4,433,141
                                                          ============

                 Total Investments (97.07%)
                       (Cost $62,707,844)                   65,510,090

                 Other Assets Less Liabilities (2.93%)       1,977,820
                                                          ------------

                 Total Net Assets (100%)                  $ 67,487,910
                                                          ============

*Non-income producing securities
$Illiquid, Board-valued
!Non-controlled affiliated issuer




                                    10

                    GREENSPRING FUND, INCORPORATED
                     PERFORMANCE SINCE INCEPTION

                                Chart


                    07/01/83             $10,000
                    12/31/83              11,223
                    12/31/84              12,692
                    12/31/85              15,238
                    12/31/86              17,668
                    12/31/87              19,304
                    12/31/88              22,389
                    12/31/89              24,762
                    12/31/90              23,149
                    12/31/91              27,626
                    12/31/92              32,190
                    12/31/93              36,906
                    12/31/94              37,952
                    12/31/95              45,082
                    12/31/96              55,291
                    12/31/97              68,532
                    12/31/98              57,585
                    09/30/99              57,207

Figures include changes in pricipal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended September 30, 1999 were 4.81%, 8.27% and 8.68%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                                    12

                    Greenspring Fund, Incorporated
                   2330 West Joppa Road, Suite 110
                        Lutherville, MD 21093
                           (410) 823-5353
                           (800) 366-3863
                        greenspringfund.com




         DIRECTORS                                TRANSFER AGENT
Charles vK. Carlson, Chairman                       PFPC, Inc.
    William E. Carlson                         400 Bellevue Parkway
       David T. Fu                             Wilmington, DE 19809
    Michael J. Fusting                            (800) 576-7498
    Michael T. Godack
    Richard Hynson, Jr.                           ADMINISTRATOR
                                         Corbyn Investment Management, Inc.
         OFFICERS                         2330 West Joppa Road, Suite 108
   Charles vK. Carlson                        Lutherville, MD 21093
President and Chief Executive Officer
                                                   CUSTODIAN
    Michael T. Godack                         PFPC Trust Company
Sr. Vice President and Chief                Airport Business Center
   Compliance Officer                     200 Stevens Drive, Suite 440
                                               Lester, PA 19113
    Michael J. Fusting
  Sr. Vice President and                     INDEPENDENT ACCOUNTANTS
  Chief Financial Officer                   PricewaterhouseCoopers LLP
                                               250 W. Pratt Street
  Elizabeth C. Agresta                       Baltimore, MD 21201-2304
 Secretary and Treasurer

      INVESTMENT ADVISOR                           LEGAL COUNSEL
Key Equity Management Corporation           Kirkpatrick & Lockhart LLP
2330 West Joppa Road, Suite 108           1800 Massachusetts Avenue, N.W.
  Lutherville, MD 21093-7207                Washington, DC 20036-1800